UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne, Indiana	46809
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders of Franklin Electric Co., Inc. (the “Company”), held on May 3, 2019 (the “Annual Meeting”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”) to allow the Company’s shareholders to amend the Company’s Bylaws (the “Amendment”). The Amendment became effective upon shareholder approval at the Annual Meeting. On May 3, 2019, following the Annual Meeting, the Company caused to be filed an Amendment and Restatement of Articles of Incorporation with the Secretary of State of the state of Indiana. A copy of the Amended and Restated Articles reflecting the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The Company’s board of directors approved amendments to the Company’s Bylaws that conform provisions of the Bylaws to those set forth in the Amendment. The amendment to the Company’s Bylaws did not require any shareholder action and became effective at the same time as the Amendment. A copy of the amendment to the Company’s Bylaws, as well as the Company’s Bylaws, as amended and restated, are filed as Exhibits 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated by reference herein.

The foregoing descriptions of the Amendment and the amendment to the Company’s Bylaws are qualified in their entirety by reference to the amendment, the Restated Articles, and the Bylaws.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of Franklin Electric Co., Inc. - As Approved by Shareholders May 2019
3.2	Amended and Restated Bylaws of Franklin Electric Co., Inc. - Approved May 2019
3.3	Bylaw Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 7, 2019	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of Franklin Electric Co., Inc. - As Approved by Shareholders May 2019
3.2	Amended and Restated Bylaws of Franklin Electric Co., Inc. - Approved May 2019
3.3	Bylaw Amendment